                                                                   EXHIBIT 10.12

                               SERVICES AGREEMENT


     This Services Agreement (this "Agreement") is entered into by and between SUNSTAR HEALTH PLAN, INC., a Florida corporation ("SunStar"), and HEALTHPLAN SERVICES, INC., a Florida corporation ("HPS"), effective as of March 7, 1997 (the "Effective Date").

     WHEREAS, SunStar desires that HPS assist and otherwise provide administrative services to SunStar with respect to a managed care program sponsored by SunStar; and

     WHEREAS, HPS is desirous of performing such services in accordance with the terms of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, SunStar and HPS hereby agree as follows:


                                     PART 1
                                     ------

                                  DEFINITIONS
                                  -----------

     Capitalized terms used in this Agreement shall have the meanings ascribed to them in Exhibit A, which is attached hereto and incorporated herein by
           ---------
reference.

                                    PART 2
                                    ------

                             CLAIMS ADMINISTRATION
                             ---------------------

     2.1  CLAIMS PROCESSING. HPS shall perform the claims services set forth
          -----------------
below on behalf of SunStar, in accordance with written procedures reasonably required by SunStar, using SunStar approved forms.

          (a) HPS shall receive and correlate all information necessary to confirm eligibility for benefits with respect to claims received, and determine Program benefits due to Enrollees.

          (b) HPS shall calculate the amount of benefits payable in connection with each claim.

          (c) HPS shall determine whether the provider submitting each claim is a SunStar Provider. HPS shall perform such verification using a provider list supplied by SunStar. HPS shall follow reasonable
          SunStar written procedures with respect to any claim received from a provider that is not a SunStar Provider.

          (d) HPS shall assign a new payment amount to each claim submitted by a SunStar Provider in accordance with the repricing schedule supplied by SunStar.

          (e) HPS shall pay claims by drafts drawn on a SunStar bank account established for that purpose, in accordance with written procedures and controls established by SunStar and submitted to HPS.

          (f) HPS shall maintain claims records necessary for the processing of claims.

          (g) HPS shall refer to a designated SunStar representative any issue relating to claim handling when HPS determines that SunStar's written claims payment guidelines are not reasonably clear.

          (h) Any costs incurred by HPS for obtaining medical records in connection with the performance of claim services hereunder will be reimbursed to HPS by SunStar, provided that a designated SunStar representative has generally approved HPS's requests for such records (which approval shall not be unreasonably denied).

          (i) SunStar will make the final determination as to the payment of any claim that is denied in whole or in part by HPS and with respect to which a request for claim review has been made.

          (j) SunStar shall reimburse HPS for the cost of providing check stock to be used by HPS to pay claims on behalf of SunStar.

          (k) HPS shall adhere to reasonable preauthorization protocols developed by SunStar.


     2.2  SPECIAL CLAIMS SERVICES. On behalf of SunStar, HPS shall provide the
          -----------------------
services set forth below with respect to Enrollee claims, in accordance with the written policies and procedures reasonably required by SunStar.

          (a) HPS shall identify certain claims that may be incorrectly billed, using criteria developed by one or more recognized experts in the health care field.

          (b) HPS shall investigate, within agreed upon parameters, certain of such potentially incorrect claims and shall adjust such claims if appropriate.

          (c) HPS shall identify potentially fraudulent practices and refer such practices to SunStar and/or other parties designated by SunStar.

          (d) HPS shall identify providers that may have improperly billed for services, or participated in overutilization of services, and shall implement procedures to monitor such providers' future billing and utilization practices.

     2.3  GENERALLY ACCEPTED CLINICAL STANDARDS.  To the extent reasonably
          -------------------------------------
required by SunStar, HPS shall utilize Generally Accepted Clinical Standards in performing services pursuant to this Part 2. For purposes of this Agreement,
                                     ------
"Generally Accepted Clinical Standards" shall mean standards of clinical and billing practice regarding inpatient and outpatient utilization of health care services, as assessed by one or more recognized experts in the health care field.

     2.4  IRS 1099 FORM.  On or before January 31 of each calendar year
          -------------
beginning in 1998, HPS shall provide an IRS Form 1099 to each provider to whom HPS has paid more than $600 on behalf of SunStar during the previous calendar year.

     2.5  REPORTS.  HPS shall provide SunStar with monthly electronic
          -------
claims, utilization, and eligibility information in HPS's standard format.

     2.6  ACCESS TO INFORMATION. HPS shall provide SunStar with on-line access
          ---------------------
to view HPS computer files that contain information regarding claims processed by HPS pursuant to this Agreement. HPS shall train designated SunStar representatives to view HPS's claims processing system using such on-line technology. At SunStar's reasonable request, HPS shall conduct such training at SunStar's facility. Initial training shall be at no cost to SunStar. Subsequent training shall be at SunStar's expense, at HPS's then-prevailing hourly rates. SunStar shall pay for all equipment used at SunStar's facility to maintain such on-line viewing access, and shall reimburse HPS for all software and connection costs associated with such access. An HPS representative shall be generally available during the business hours of each Business Day to respond to telephone inquiries from SunStar regarding HPS claims processing services.

                                    PART 3
                                    ------

                             ENROLLMENT DOCUMENTS
                             --------------------

     3.1  IDENTIFICATION CARDS.  HPS shall arrange for the printing of all
          --------------------
Enrollee identification cards for the Program. The layout of the cards shall be developed using HPS's form identification card, with such changes thereto as are mutually agreed upon by the parties. SunStar shall reimburse HPS for all costs incurred by HPS to develop the layout for such identification cards and to print such identification cards.

     3.2  DISTRIBUTION.  As requested by SunStar, HPS shall distribute an
          ------------
enrollment package to each Member (an "Enrollment Package"), which package shall include Enrollee identification cards for all Enrollees of such Member, and other enrollment materials to be provided to HPS by SunStar. SunStar shall reimburse HPS for all postage and other delivery costs associated with such distribution.

                                    PART 4
                                    ------

                                    RECORDS
                                    -------

     4.1  RECORD RETENTION; DATA. To the extent required by Applicable Law,
          ----------------------
during the term of this Agreement and for a period of seven (7) years after termination hereof, HPS shall maintain at its principal administrative office, in original form or on electronic media, adequate books and records of all transactions between HPS, SunStar, SunStar Providers, Members, and/or Enrollees (the "Records"), in accordance with all laws that are specifically applicable to third party administrators (including but not limited to state laws requiring that HPS provide state officials with access to such books and records). HPS may use the data recorded on such Records for any purpose, subject to the provisions of this Agreement and Applicable Law (including laws protecting confidential Enrollee information). HPS shall retain full ownership rights over all compilations, analyses, and reports generated by HPS, as well as all proprietary technology, software, and other data utilized by HPS in the performance of its obligations under this Agreement, except to the extent that such compilations, analysis, and reports are generated specifically for SunStar and contain SunStar Confidential Information. Such ownership rights shall include, but are not limited to, all rights associated with publication, trade secrets, copyrights, trademarks, and patents.

     4.2  SUNSTAR ACCESS. SunStar retains the right to continuing access to the
          --------------
Records needed by SunStar to fulfill all its obligations to SunStar Providers, Members and Enrollees, subject to the terms of this Agreement and Applicable Law. All Records maintained by HPS hereunder shall be made available to SunStar during normal business hours of any Business Day for review, inspection, examination, and reproduction, provided that SunStar provides HPS with reasonable notice of its intention to inspect the Records, and provided that SunStar reimburses HPS for the cost of any reproduction. If HPS is required to disclose any of such Records to any third party pursuant to Applicable Law, such disclosure shall be at the expense of SunStar. Upon termination of this Agreement, as reasonably required by SunStar, HPS shall transfer the Records within a reasonable time after termination. SunStar shall reimburse HPS for all costs incurred by HPS to transfer such Records. HPS may retain at its discretion copies of all or a portion of the Records, subject to the terms of this Agreement. Upon the reasonable request of SunStar, and at SunStar's expense, HPS shall destroy all or part of the records, except to the extent prohibited by Applicable Law.


                                    PART 5
                                    ------

                           SUNSTAR RESPONSIBILITIES
                           ------------------------

     5.1  IMPLEMENTATION. Notwithstanding any other provision of this Agreement,
          --------------
HPS shall not be obligated to begin performing services hereunder until the thirtieth calendar day after SunStar provides HPS with all information necessary for HPS to perform such services, including but not limited to the SunStar repricing fee schedule and the SunStar Provider list, in an electronic format acceptable to HPS, or in such other format as is reasonably requested by HPS.

     5.2  ENROLLMENT INFORMATION. At least fifteen (15) Business Days before HPS
          ----------------------
is required by SunStar to distribute an Enrollment Package to a Member pursuant to Part 3 above, SunStar shall provide to HPS, in an electronic format acceptable to HPS, or in such other format as is reasonably requested by HPS:
(i) all enrollment materials that SunStar wishes HPS to distribute to such Member, other than Enrollee identification cards; and (ii) all information necessary for HPS to prepare and deliver the Enrollment Package, including the Member's address and enrollment data.

     5.3  NOTICE OF CHANGES. SunStar shall notify HPS of any change in SunStar
          -----------------
policies, procedures, benefits, rates, forms, or other aspects of the Program, and shall provide HPS with such change in an electronic format acceptable to HPS, or in such other format as is reasonably requested by HPS: (i) at least Fifteen (15) Business Days before the date on which SunStar requires HPS to implement such change; and (ii) at least Fifteen (15) Business Days before SunStar requires that HPS notify Members of such change (whether or not such notice is required by Applicable Law).

                                    PART 6
                                    ------

                                     AUDIT
                                     -----

     To the extent required by Applicable Law, or as reasonably required by SunStar to conduct its business, SunStar shall audit the books and accounts of HPS relating to all transactions subject to this Agreement. SunStar shall conduct any audits of HPS services in accordance with generally accepted auditing principles and pursuant to guidelines to be provided by HPS to SunStar. SunStar shall provide HPS with reasonable notice of such audits, consistent with HPS guidelines.

                                     PART 7
                                     ------

                                  UNDERWRITING
                                  ------------

     7.1  APPLICANT PROCESSING.  HPS shall perform specified underwriting
          --------------------
services on behalf of SunStar in accordance with policies and procedures approved by SunStar, and shall communicate its underwriting determinations to a designated SunStar representative. SunStar shall provide HPS with all information necessary to perform underwriting services with respect to each applicant. In the event that SunStar has not provided HPS with sufficient information with respect to an application, HPS will return such application to SunStar.

     7.2  AUTHORITY.  SunStar expressly retains sole authority and sole
          ---------
discretion to establish written underwriting guidelines for review of applicants for coverage under the Program. HPS shall have authority to implement and apply SunStar's underwriting guidelines, but may not modify any term or condition of coverage under the Program or waive any provision thereof except to the extent required by SunStar. HPS shall refer any questions regarding implementation of SunStar's underwriting guidelines to SunStar. SunStar shall provide designated HPS employees with sufficient training with respect to the SunStar underwriting guidelines.

                                     PART 8
                                     ------

                                  USE OF NAME
                                  -----------

     8.1  USE OF NAME. Neither Party shall use any written or oral communication
          -----------
that bears the other Party's name, or any other name used by the other Party to identify any services such other Party provides, including but not limited to any registered trademark of the other Party, without the other Party's prior written consent.

     8.2  PROGRAM NAME. In providing services to SunStar under this Agreement,
          ------------
HPS shall use such name as may be selected by SunStar to refer to the Program. The choice of a Program name is the exclusive right and responsibility of SunStar.

                                     PART 9
                                     ------

                                  COMPENSATION
                                  ------------

     9.1  SERVICE FEE DEPOSIT.  In connection with HPS's implementation of
          -------------------
services under this Agreement, SunStar shall pay HPS the nonrefundable Service Fee Deposit in accordance with the terms of Exhibit B, which is attached hereto
                                            ---------
and incorporated herein by reference.

     9.2 SERVICE FEE. As compensation to HPS for the services that HPS provides pursuant to this Agreement, and in addition to the other amounts to be paid by SunStar to HPS hereunder, SunStar shall pay HPS a Service Fee in accordance with the terms of Exhibit B hereto.
             ---------

                                    PART 10
                                    -------

                                CUSTOMER SERVICE
                                ----------------

     10.1 CUSTOMER SERVICE. HPS shall maintain a full-time WATTS line on each
          ----------------
Business Day (from 8:00 A.M. to 6:00 P.M., Eastern Standard Time, Monday through Thursday, and 8:00 A.M. to 5:00, P.M., Eastern Standard Time, on Fridays), to respond to Enrollee and Member requests for information or assistance regarding enrollment and Premium payments, in accordance with procedures reasonably required by SunStar. HPS shall not provide any information to Members or Enrollees regarding SunStar Providers, coverage under any Plan, preauthorization, or other Enrollee services, and shall forward all such inquiries to SunStar in accordance with reasonable SunStar procedures.

                                    PART 11
                                    -------

                   PREMIUM COLLECTION AND COMMISSION PAYMENTS
                   ------------------------------------------


     11.1 BILLING. On behalf of SunStar, HPS shall bill each Member for Premium
          -------
amounts owed by such Member to SunStar, in accordance with procedures reasonably required by SunStar.

     11.2 RECEIPT OF PREMIUM PAYMENTS. On behalf of SunStar, HPS shall receive
          ---------------------------
and credit all Premium payments made by any Member, and shall make all cash adjustments for Premium refunds and enrollment adjustments, and other required cash transfers with respect to such Premium payments, in accordance with procedures reasonably required by SunStar. HPS shall forward Premium refunds to the appropriate Member. Any Premium payments that are received by HPS shall be deemed to have been received by SunStar, but the payment of return Premium amounts by SunStar to HPS shall not be deemed payment to an insured or claimant until such payment is received by such insured or claimant. Nothing in this
Section 11.2 shall limit any right or remedy of SunStar against HPS resulting
------------
from HPS's failure to forward payments to SunStar or to any insured claimant, including any payment to be forwarded to a Member.

     11.3 REMITTANCE. HPS shall immediately remit each Premium payment it
          ----------
receives from a Member to SunStar by depositing such payment in an interest-bearing SunStar account at a bank selected by HPS (the "Cash Account"). HPS shall have sole and exclusive authority to make withdrawals from the Cash Account. Before the close of the Business Day following the date on which HPS receives a report indicating that funds have been deposited in the Cash Account (a "Deposit Report"), HPS shall order the transfer of funds by Automated Clearing House transfer ("ACH Transfer") to an account specified by SunStar (the "SunStar Account"). The amount of funds transferred to the SunStar Account pursuant to the previous sentence shall equal 91% of the amount of funds deposited in the Cash Account, less the amount necessary for HPS to pay Agent commissions, as calculated by HPS in accordance with the SunStar Agent Commission fee schedule, and based on information provided in the Deposit Report. HPS may use the remaining funds in the Cash Account, including any accrued interest thereon, for HPS's own purposes, subject to the terms of this Agreement.

     11.4 RECONCILIATION. On or before the last Business Day of each month, HPS
          --------------
shall deliver to SunStar a reconciliation report of the Cash Account for the previous month (the "Reconciliation Report"), which Reconciliation Report shall set forth: (i) the total amount of Premium payments deposited in the Cash Account during such month, as adjusted for Premium refunds and other required cash transfers under this Agreement with respect to such Premium payments (the "Collected Premium"); (ii) the total amount of funds that HPS transferred to SunStar during such month with respect to the Collected Premium for such month (the "Prior Remittance"); and (v) the total amount of funds that SunStar is entitled to receive with respect to the Collected Premium pursuant to this Agreement (the "Remittance Due"). At the time HPS delivers the Reconciliation Report to SunStar, HPS shall: (a) transfer to the SunStar Account (by ACH Transfer) the amount, if any, by which the Remittance Due for the previous month exceeds the Prior Remittance with respect to such month; or (b) reduce the amount of funds that HPS would otherwise transfer to the SunStar Account on that day (or any subsequent days on which HPS transfers funds to SunStar) by the amount, if any, by which the Prior Remittance for the previous month exceeds the Remittance Due with respect to such month. HPS may use the remaining funds in the Cash Account, including any accrued interest thereon, for HPS's own purposes, subject to the terms of this Agreement. HPS may offset amounts to be transferred to the SunStar Account pursuant to this Part 11 by any amount that
                                                    -------
SunStar owes to HPS pursuant to this Agreement

     11.5 AGENT COMMISSION PAYMENT. SunStar shall determine the amount of Agent
          ------------------------
commission payments under the Program, and SunStar shall fund such commission payments. In addition to withholding 9% of Collected Premium as its service fee, HPS shall reduce the portion of such Collected Premium to be forwarded to the SunStar Account by the amount of Agent commissions relating to such Collected Premium, based on a commission fee schedule determined by SunStar. On behalf of SunStar, HPS shall pay Agent commissions from such withheld Collected Premium. HPS shall only be obligated to pay Agent commissions to the extent it has retained Collected Premium designated to cover such commissions.

     11.7 DEPOSITS.  Any Premium payment received from a party prior to the
          --------
final coverage determination with respect to such party (any "Deposit") shall not at that time be deemed to be a "Premium" for purposes of this Part 11 or any
                                                                  -------
other provision of this Agreement. As reasonably required by SunStar, HPS shall place each applicant's Deposit in an interest-bearing suspense account at a bank selected by HPS (the "Suspense Account"). HPS shall have sole and exclusive authority to make withdrawals from the Suspense Account, subject to the terms of this Agreement. In the event that such applicant is not accepted for coverage under a Policy, then HPS shall return the Deposit to such applicant in accordance with procedures reasonably required by SunStar. In the event that such applicant is accepted for coverage under a Policy in accordance with the terms of this Agreement, such applicant's Deposit will be deemed to be a "Premium" for purposes of this Agreement, and will be credited to the Cash Account. HPS may use any remaining funds in the Suspense Account, including any accrued interest thereon, for its own purposes, subject to the terms of this Agreement.
                                    PART 12
                                    -------

                            RELATIONSHIP OF PARTIES
                            -----------------------

     12.1 CONTRACTUAL RELATIONSHIP. The only relationship between HPS and
          ------------------------
SunStar is the contractual relationship established by this Agreement. Nothing contained in this Agreement shall be construed to create the relationship of employer and employee, or the relationship of principal and agent, between SunStar and HPS. Each Party's authority shall be limited to that which is expressly stated in this Agreement. Except as specifically provided elsewhere in this Agreement, neither Party shall exercise any control over the hours, office location, rentals, or employees of the other Party.

     12.2 SUBCONTRACTS. HPS may subcontract for the performance of services that
          ------------
HPS is obligated to provide hereunder, subject to the approval of SunStar (which approval shall not be unreasonably withheld).

     12.3 CHANGES IN OBLIGATIONS. In the event that any Applicable Law or any
          ----------------------
change in the Program (including but not limited to any change in the policies or procedures of SunStar) results in a material change in the nature or financial impact of either Party's obligations or compensation hereunder (any "Material Change"), then such Party may provide the other Party with notice of such Material Change, and the Parties shall negotiate in good faith an amendment to this Agreement that shall set forth the terms under which each Party shall continue to perform its obligations hereunder. In the event that the Parties cannot reach agreement on an amendment to this Agreement within thirty (30) calendar days after the delivery of a Material Change notice pursuant to this Section 12.3, then either Party may terminate this Agreement in
                 ------------
accordance with Section 17.4 below.
                ------------

     12.4 AMENDMENT OF AGREEMENT. In the event that any Applicable Law requires
          ----------------------
the Parties to amend this Agreement, then the Parties shall negotiate in good faith to amend this Agreement in order to comply with such Applicable Law. In the event that the Parties cannot reach agreement with respect to an amendment of this Agreement pursuant to this Section 12.4, then either Party may terminate
                                   ------------
this Agreement pursuant to Section 17.5 below.
                           ------------

                                    PART 13
                                    -------

                           COMPLAINTS AND LITIGATION
                           -------------------------

     13.1 NOTICE OF REGULATORY ACTION. Each Party shall promptly notify the
          ---------------------------
other Party of any complaint to or from any federal or state regulatory agency of which such Party becomes aware in connection with any transaction covered by this Agreement. In the event that HPS receives a complaint letter from any state insurance department, then HPS shall forward such complaint letter to SunStar promptly in accordance with Applicable Law. SunStar shall be responsible for responding to any such complaint letters.

     13.2 NOTICE OF LITIGATION. Each Party shall promptly notify the other Party
          --------------------
of any litigation or attorney's letter threatening litigation of which such Party becomes aware in connection with any transaction covered by this Agreement. Each Party shall forward to the other Party promptly any summons or complaint received by such Party in connection with any matter covered by this Agreement.

                                    PART 14
                                    -------

                    INDEMNIFICATION AND INSURANCE; PENALTIES
                    ----------------------------------------

     14.1 HPS INDEMNIFICATION OF SUNSTAR; PENALTIES. HPS agrees to indemnify and hold harmless SunStar, and its parents, subsidiaries, affiliates, officers, agents, and employees, from and against any and all losses, costs, claims, demands, and damages, including but not limited to attorneys' fees, arising out of or caused by proven negligence, fraudulent conduct, or embezzlement by HPS, its officers, agents, or employees. In addition to such indemnification, HPS agrees to pay SunStar any applicable performance penalties as required by Exhibit C, which is attached hereto and incorporated herein by reference.
---------

     14.2 SUNSTAR INDEMNIFICATION OF HPS. Except as set forth in Section 14.1
          ------------------------------                         ------------
above, SunStar agrees to indemnify and hold harmless HPS, and its parents, subsidiaries, affiliates, officers, agents, and employees, from and against any and all losses, costs, claims, demands, and damages, including but not limited to attorneys' fees, arising out of or caused by:

          (a) any act done or alleged to have been done by SunStar, or any omission made or alleged to have been made by SunStar, in connection with the carrying out or performance of their respective obligations in connection with the Program or this Agreement, and any action or inaction that is taken or not taken by HPS at the direction or request of SunStar, or in accordance with SunStar policies and procedures;

          (b) proven fraudulent conduct or embezzlement attributable to SunStar, or its officers, agents or employees; or

          (c) the use of any name selected by SunStar to refer to the Program in accordance with Part 8 of this Agreement.
                             ------

     14.3 NOTICE. Any Party entitled to indemnification under this Part 14 shall
          ------                                                   -------
provide the other Party hereto with prompt notice of the basis of such indemnification; provided, however, that the failure of the Party entitled to
                 --------  -------
indemnification to provide such notice shall not preclude the indemnified Party's right to such indemnification, except to the extent that the indemnifying Party is prejudiced by such failure or delay in notification.

     14.4 LEGAL FEES. In the event that HPS is named as a defendant in any
          ----------
action relating to HPS's performance of services hereunder, and with respect to which HPS has notified SunStar that HPS is entitled to indemnification, then SunStar must pay the outside legal fees incurred by HPS in connection with the claim. SunStar may undertake the defense of such claim, to the extent agreed upon by HPS. In the event that it is determined by a tribunal of competent jurisdiction that HPS is liable to SunStar for the amount of such claim, then HPS shall reimburse SunStar for the legal fees that SunStar incurred on behalf of HPS in connection with such claim.

     14.5 INSURANCE.  During the term of this Agreement, HPS shall maintain
          ---------
insurance in effect that covers loss by reason of acts of fraud or dishonesty. Such insurance shall be in an amount of no less than One Million Dollars ($1,000,000). At SunStar's reasonable request, HPS shall cause the issuer of said insurance policy to deliver to SunStar evidence of the existence of such policy and shall require the insurer to give HPS sixty (60) calendar days written notice prior to cancellation of, or any material change in, the policy. HPS shall provide SunStar with prompt notice of any such change.

                                    PART 15
                                    -------

                         REGULATORY AND OTHER LIABILITY
                         ------------------------------

     15.1 HPS WARRANTIES, REPRESENTATIONS, AND COMPLIANCE. In the conduct of its
          -----------------------------------------------
business and the performance of its obligations under this Agreement, HPS warrants and represents to SunStar that it is in compliance with, and shall continue to comply with, all law that is specifically applicable to third party administrators in the Enrollment Area (including but not limited to applicable bond requirements). Where required by Applicable Law, HPS shall hold a certificate of registration as a third party administrator issued by the department of insurance or other regulatory body. To the extent required by (and in accordance with the requirements of) Applicable Law, HPS shall provide written notice to Members and Enrollees of the terms of this Agreement.

     15.2 SUNSTAR WARRANTIES, REPRESENTATIONS AND COMPLIANCE. In the conduct of
          --------------------------------------------------
its business and the performance of its obligations under this Agreement, SunStar warrants and represents to HPS that it is in compliance with, and shall continue to comply with, all Applicable Law (including but not limited to all state law requirements that SunStar be authorized and approved to conduct its business and to administer the Program). Except as otherwise specifically provided in this Agreement, SunStar shall be solely liable for, and shall comply with all Applicable Law with respect to, all aspects of the design and implementation of the Program, including but not limited to: (i) underwriting criteria; (ii) the rights and obligations of Members and Enrollees; (iii) the scope of benefits under the Program; (iv) the content of the Enrollment Packages and Enrollee identification cards; (v) determinations regarding whether health care services provided to an Enrollee are covered under such Enrollee's Plan;
(vi) the Generally Accepted Clinical Standards used by HPS in its performance of services pursuant to this Agreement; and (vii) the procedures used by HPS with respect to potentially fraudulent or improper billing practices. SunStar shall approve written guidelines to be used by HPS in connection with these matters. SunStar shall notify HPS of any SunStar obligation under Applicable Law that HPS is required to perform on behalf of SunStar in accordance with this Agreement.

                                    PART 16
                                    -------

                    CONFIDENTIAL AND PROPRIETARY INFORMATION
                    ----------------------------------------

     16.1 CONFIDENTIAL INFORMATION. For purposes of this Agreement,
          ------------------------
"Confidential Information" of a Party shall mean any confidential and/or proprietary information belonging to such Party, including but not limited to information concerning: (i) the terms of this Agreement and discussions of the matters described herein; (ii) the business and operations of such Party, such as the costs to each Party of performing its obligations under this Agreement; and (iii) SunStar's business activities, including but not limited to rate schedules, utilization data, or any combination thereof. Notwithstanding the foregoing, "Confidential Information" shall not include:

          (a) information that, at the time of disclosure to the Party receiving the information (the "Receiving Party"), is in the public domain;

          (b) information that, after disclosure, is published or otherwise becomes part of the public domain through no fault of the Receiving Party;

          (c) information that was in the Receiving Party's possession or the possession of an affiliate of the Receiving Party at the time of disclosure to the Receiving Party;

          (d) information that is received by the Receiving Party in good faith from an independent source that has no duty of nondisclosure with respect to the information (or, if such source does have a duty of nondisclosure, the Receiving Party was unaware of such duty); or

          (e) information that the Receiving Party is required by Applicable Law to disclose to a third party, to the extent of such disclosure.

     16.2 PROTECTION OF CONFIDENTIAL INFORMATION. Except as otherwise
          --------------------------------------
specifically provided in this Agreement or as agreed to by the Parties, or as otherwise required by Applicable Law, each Party: (a) shall hold in confidence and not disclose any Confidential Information which belongs to the other Party, and shall take such precautions with respect to such Confidential Information as it normally takes with its own confidential and/or proprietary information; and
(b) shall not use the Confidential Information of the other Party for any purpose other than the performance of its obligations under this Agreement.

     16.3 JUDICIAL PROCEEDINGS. Each Party shall endeavor to keep and assist the
          --------------------
other Party's keeping the Confidential Information confidential in judicial or administrative hearings or proceedings, and shall provide assistance in obtaining confidential treatment under Applicable Law. If a Party finds it necessary to disclose any Confidential Information in any such judicial or administrative hearing or proceeding, the Party shall attempt to disclose such Confidential Information in camera, or subject to protective order, or on some other non-public basis.

     16.4 MEMBER OR ENROLLEE INFORMATION. HPS shall not supply information
          ------------------------------
regarding any Member or Enrollee to any party that is not affiliated with HPS or SunStar, except as may be required by this Agreement or Applicable Law, or as permitted by such Member or Enrollee.

                                    PART 17
                                    -------

                              TERM AND TERMINATION
                              --------------------

     17.1 TERM. The term of this Agreement shall commence on the Effective Date,
          ----
and shall continue until December 31, 1998, and thereafter shall be renewed automatically for successive terms of one (1) year unless terminated in accordance with the provisions of this Part 17.
                                       -------

     17.2 TERMINATION WITHOUT CAUSE. Either Party may terminate this Agreement
          -------------------------
for any reason upon ninety (90) calendar days notice to the other Party; provided, however, that such notice shall not be delivered to the other Party
--------  -------
before December 31, 1998 (and no termination pursuant to this Section 17.2 shall
                                                              ------------
take effect before ninety (90) calendar days after December 31, 1998).

     17.3 TERMINATION FOR CAUSE.  In the event that a Termination Event has
          ---------------------
occurred with respect to a Party (the "Defaulting Party"), then the other Party may terminate this Agreement upon thirty (30) calendar days written notice to the Defaulting Party. Such notice shall be given within a reasonable time after the occurrence of the Termination Event, and shall describe such Termination Event in reasonable detail. For purposes of this Agreement, the occurrence of any of the events specified below in this Section 17.3 shall constitute a
                                          ------------
"Termination Event" with respect to a Party.


          (a)  Breach of Agreement. A Termination Event shall be deemed to occur
               -------------------
          with respect to a Party if such Party Breaches this Agreement, and the Breach continues for a period of sixty (60) calendar days after such Party receives written notice of the Breach from the other Party. Notwithstanding the foregoing, if such Breach is not reasonably susceptible to correction within such sixty-day period, then a Termination Event shall not be deemed to have occurred if the Party in Breach commences and diligently pursues corrective action within such sixty-day period, and the Breach is cured within a reasonable time thereafter.

          (b)  Dissolution; Insolvency.  A Termination Event shall be deemed to
               -----------------------
          occur with respect to a Party upon the occurrence of any of the following:

               (i) the entry of a decree or order for relief of such Party by a court of competent jurisdiction in any involuntary case involving such Party under any bankruptcy, insolvency, or other similar law now or hereafter in effect, or the filing with respect to such Party of a petition in any such involuntary bankruptcy or similar case, which petition remains undismissed for a period of ninety (90) calendar days;

               (ii) the appointment of a receiver for such Party or substantially all the assets of such Party; or

               (iii) the commencement by such Party of a voluntary case under any bankruptcy or insolvency law (or other similar law now or hereafter in effect), or the dissolution of the business and operations of such Party necessary for such Party to perform its obligations hereunder.

     17.4 TERMINATION UPON MATERIAL CHANGE. In the event that a Material Change
          --------------------------------
Termination Event has occurred, then either Party may terminate this Agreement upon thirty (30) calendar days written notice to the other Party. For purposes of this Agreement, a "Material Change Termination Event" shall be deemed to have occurred if the Parties have been unable to negotiate an amendment to this Agreement within thirty (30) calendar days after delivery of a Material Change notice pursuant to Section 17.3 above.
                   ------------

     17.5 TERMINATION UPON FAILURE TO AGREE. In the event that the Parties are
          ---------------------------------
unable to reach agreement with respect to (i) an amendment of this Agreement in accordance with Section 12.4 above, or (ii) any matter about which the
                   ------------
Parties are required to agree pursuant to this Agreement, then either Party may terminate this Agreement upon thirty (30) calendar days notice to the other Party, unless the Parties reach Agreement with respect to such amendment or such matter within the thirty-day notice period.

     17.6 TERMINATION FOR FAILURE TO PAY. Notwithstanding any other provision of
          ------------------------------
this Agreement, in the event SunStar fails to pay any fee or other amount owed to HPS hereunder within twenty (20) calendar days of the date on which HPS provides SunStar with notice that such amount is past due, then HPS may, at its sole discretion, terminate this Agreement upon thirty (30) calendar days written notice to SunStar.

     17.7 SUSPENSION OF UNDERWRITING AUTHORITY.  To the extent required by
          ------------------------------------
Applicable Law, SunStar shall have the right to suspend the underwriting authority of HPS during the pendency of any dispute between the Parties regarding the cause for termination of this Agreement. SunStar shall fulfill all of SunStar's lawful obligations with respect to the Program, regardless of any dispute between SunStar and HPS.

     17.8 HPS OBLIGATIONS.  In event of termination of this Agreement, all
          ---------------
obligations of HPS to adjudicate claims or perform any other services hereunder shall be terminated and extinguished as of the effective date of termination, except with respect to claims properly filed with and received by HPS prior to the effective date of termination. However, during the period commencing with the written notice of termination of this Agreement and ending on the 30th day after such effective termination date, HPS shall release all SunStar information to, and fully cooperate with, HPS' successor provider of administrative services to ensure a successful transition thereof, subject to the terms of this Agreement.

                                    PART 18
                                    -------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     18.1 MODIFICATION; WAIVERS. No modification, amendment or waiver of this
          ---------------------
Agreement, or any part of it, shall be valid unless in writing, signed by the Party sought to be charged therewith. No waiver of any Breach or condition of this Agreement shall be deemed to be a waiver of any subsequent Breach or condition, whether of like or different nature.

     18.2 GOVERNING LAW. This Agreement shall be subject to and construed under
          -------------
the laws of the State of Florida (but not including the choice of law rules thereof).

     18.3 REFERENCES AND SECTION HEADINGS. Any reference to the singular shall
          -------------------------------
include reference to the plural, and vice versa. Part and section headings are intended for the purpose of description only and shall not be used for purposes of interpretation of this Agreement.

All pronouns and variations thereof shall be deemed to refer to the masculine, feminine, or neuter, as the case may be.

     18.4 SEVERABILITY. In the event any court of competent jurisdiction holds
          ------------
that a particular provision or requirement of this Agreement is in violation of any Applicable Law, such provision or requirement shall be enforced only to the extent it is not in violation of such Law or is not otherwise unenforceable, and all other provisions and requirements of this Agreement shall remain in full force and effect.

     18.5 NOTICES. Any notice, demand or other document required or permitted to be delivered hereunder shall be in writing and shall be (i) mailed by first-class, registered or certified United States mail, postage prepaid, (ii) delivered in person, (iii) sent by telegram, or (iii) transmitted by facsimile, and shall be addressed to the recipient Party at the address indicated below, or at such other address as such Party shall indicate in a notice to the other Party sent in accordance with this Section 18.5:
                                   ------------

          (a)  If to HPS:                    HealthPlan Services, Inc.
                                             Attention: Phillip S. Dingle

               If Delivered By Hand:         3501 Frontage Road
                                             Tampa, Florida  33607

               If Delivered By U.S. Mail:    P.O. Box 30098
                                             Tampa, Florida 33630-3098

               If Delivered By Fax:          (813) 287-6629

          (b)  If to SunStar:



                                              SunStar Health Plan, Inc.
                                              521 East State Road 434
                                              Longwood, FL 32750
                                              Attn:  David A. Jesse


               If Delivered By Fax:


                                              407/339-4151

Each notice, demand or other document that is delivered in the manner described above shall be deemed to be sufficiently delivered, given, served, sent, provided, and received for all purposes at such time as it is delivered to the addressee (with the return receipt, delivery receipt, affidavit of messenger or, with respect to a facsimile transmission, the answerback being conclusive, but not exclusive, evidence of such delivery), or at such time as delivery is refused upon presentation.

     18.6   ENTIRE AGREEMENT. This Agreement and the attached Exhibits hereto
            ----------------
contain the whole of the understanding between the Parties hereto relating in any manner of its subject matter, and any representation, warranty, covenant, understanding or agreement not contained or incorporated in it by reference shall be of no force or effect. As of the Effective Date, this Agreement supersedes all prior proposals, discussions, writings, and agreements between any of the parties to this Agreement relating the subject matter hereof.

     18.7   BINDING AGREEMENT; ASSIGNMENT. This Agreement and all the provisions
            -----------------------------
hereof will be binding upon and inure to the benefit of the parties hereto and their permitted assigns. Neither this Agreement nor any other rights, interests, or obligations hereunder my be assigned by either Party without the prior written consent of the other Party hereto, which consent will not be unreasonably withheld. Any assignment in violation of this Agreement shall be void and to no effect. Notwithstanding the foregoing, HPS may assign its rights and obligations hereunder to any corporate affiliate of HPS without the written consent of SunStar.

     18.8   THIRD PARTY BENEFICIARIES. This Agreement shall not, and is not
            -------------------------
intended to, confer upon any party, other than the Parties hereto and their successors and permitted assigns, any rights, remedies, obligations or liabilities, except as expressly provided herein.

     18.9   FORCE MAJEURE. Neither Party shall be liable for any delay or
            -------------
failure to perform its obligations under this Agreement arising out of a cause beyond its control or without its fault or negligence. Such causes may include, but are not limited to, fires, floods, and natural disasters.

     18.10  COUNTERPARTS.  This Agreement may be executed in two or more
            ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     18.12  SURVIVAL. Each applicable provision of Parts 1, 4, 8 through 16,
            --------                               -------  -  -         --
Sections 17.8 and 17.9, and this Part 18 of this Agreement, as well as any other
-------------     ----           -------
provision applicable to the implementation of such provisions, shall survive termination of this Agreement for any reason, until by its terms it is no longer applicable.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the Effective Date.


                                   HEALTHPLAN SERVICES, INC.

                                   By: _____________________________________

                                   Name: ___________________________________

                                   Title: __________________________________


                                   SUNSTAR HEALTH PLAN, INC.

                                   By: _____________________________________

                                   Name: ___________________________________

                                   Title: __________________________________

                                   EXHIBIT A
                                   ---------

                                  DEFINITIONS
                                  -----------


          "ACH Transfer" shall have the meaning set forth in Section 11.3 of
           ------------                                      ------------
this Agreement.

          "Agent" shall mean any insurance agent or broker.
           -----


          "Applicable Law" shall mean any applicable statute, ordinance, rule,
           --------------
or regulation of any federal, state, municipal, or other governmental authority.


          "Audited Claims" shall have the meaning set forth in Exhibit C
           --------------                                      ---------
hereto.

          "Breach" shall mean a Party's failure, or the act of a Party's
           ------
failing, to perform, observe, or satisfy any applicable obligation under this Agreement, which failure or failing (i) constitutes a pattern of nonperformance, and (ii) has a material adverse effect on the efficiency of the Program or the profits that the other Party hereto realizes from the Program.

          "Cash Account" shall have the meaning set forth in Section 11.3 of
           ------------                                      ------------
this Agreement.

          "Business Day" shall mean any day other than a Saturday, Sunday, or
           ------------
HPS holiday.

          "Collected Premium" shall have the meaning set forth in Section 11.4
           -----------------                                      ------------
of this Agreement.

          "Confidential Information" shall have the meaning set forth in Section
           ------------------------                                      -------
16.1 hereof.
----
          "Defaulting Party" shall have the meaning set forth in Section 17.3 of
           ----------------                                      ------------
this Agreement.

          "Deposit" shall have the meaning set forth in Section 11.7 of this
           -------                                      ------------
Agreement.

          "Deposit Report" shall have the meaning set forth in Section 11.3 of
           --------------                                      ------------
this Agreement.

          "Effective Date" shall have the meaning set forth in the Recitals of
           --------------
this Agreement.

          "Enrollee" shall mean (i) a Member who is an individual, or (ii) an
           --------
individual who is covered under a Member's Plan.

          "Enrollment Area" shall mean the State of Florida, and/or any other
           ---------------
area agreed upon by the Parties.

          "Enrollment Package" shall have the meaning set forth in Section 3.2
           ------------------                                      -----------
of this Agreement.

          "Financial Accuracy Rate" shall have the meaning set forth in Exhibit
           -----------------------                                      -------
C of this Agreement.
-

          "Generally Accepted Clinical Standards" shall have the meaning set
           -------------------------------------
forth in Section 2.3 of this Agreement.
         -----------

          "Independent Audit" shall have the meaning set forth in Exhibit C of
           -----------------                                      ---------
this Agreement.

          "Material Change" shall have the meaning set forth in Section 12.3 of
           ---------------                                      ------------
this Agreement.

          "Material Change Termination Event" shall have the meaning set forth
           ---------------------------------
in Section 17.4 of this Agreement.
   ------------

          "Member" shall mean an employer that maintains coverage for its
           ------
employees, a group that maintains coverage for its members, or an individual that maintains coverage for himself or herself.

          "Party" shall mean either HPS or SunStar.
           -----

          "Payment Error Amount" shall have the meaning set forth in Exhibit C
           --------------------                                      ---------
of this Agreement.

          "Plan" shall mean any agreement or health care plan under which
           ----
SunStar provides health care coverage to an Enrollee.

          "Premium" shall mean any amount that SunStar charges any Member or
           -------
Enrollee for participation in the Program.

          "Prior Remittance" shall have the meaning set forth in Section 11.4 of
           ----------------                                      ------------
this Agreement.

          "Processed Claim" shall have the meaning set forth in Exhibit C of
           ---------------                                      ---------
this Agreement.

          "Program" shall mean the program under which SunStar shall provide
           -------
health care coverage to individuals and small groups in the Enrollment Area.

          "Receiving Party" shall have the meaning set forth in Section 16.1(a)
           ---------------                                      ---------------
of this Agreement.

          "Reconciliation Report" shall have the meaning set forth in Section
           ---------------------                                      -------
11.4 of this Agreement.
----

          "Records" shall have the meaning set forth in Section 4.1 of this
           -------                                      -----------
Agreement.

          "Remittance Due" shall have the meaning set forth in Section 11.4 of
           --------------                                      ------------
this Agreement.

          "Service Fee" shall have the meaning set forth in Exhibit B of this
           -----------                                      ---------
Agreement.

          "Service Fee Deposit" shall have the meaning set forth in Exhibit B of
           -------------------                                      ---------
this Agreement.

          "SunStar Account" shall have the meaning set forth in Section 11.3 of
           ---------------                                      ------------
this Agreement.

          "SunStar Provider" shall mean a provider of services that is
           ----------------
designated by SunStar as a member of the SunStar provider network.

          "Suspense Account" shall have the meaning set forth in Section 11.7 of
           ----------------                                      ------------
this Agreement.

          "Termination Event" shall have the meaning set forth in Section 17.3
           -----------------                                      ------------
of this Agreement.

          "Turnaround Time" shall have the meaning set forth in Exhibit C of
           ---------------                                      ---------
this Agreement.

                                   EXHIBIT B
                                   ---------

                                 COMPENSATION
                                 ------------


I.   SERVICE FEE DEPOSIT
     -------------------

     On or before the Effective Date, SunStar shall pay HPS a nonrefundable Service Fee deposit of Eighty-Five Thousand Dollars ($85,000) (the Service Fee Deposit"). Such Service Fee Deposit shall be an advance on future Service Fee amounts owed to HPS pursuant to Part II below. In the event that the total
                                -------
Service Fees retained by HPS pursuant to this Agreement are less than Eighty-Five Thousand Dollars ($85,000), HPS shall retain the balance of such deposit; in no event shall any portion of the Service Fee Deposit be returned to SunStar.


II.  SERVICE FEE
     -----------

     HPS shall retain a service fee of 9% of all Collected Premium (the "Service Fee"). HPS shall not be obligated to pay Agent commissions from such Service Fee.


III. OTHER AMOUNTS OWED
     ------------------

     A.   Invoice.  For each month during the term of this Agreement, HPS shall
          -------
forward to SunStar an invoice setting forth the following information:

     (a) the postage costs incurred by HPS on behalf of SunStar during such month;

     (b) the costs incurred by HPS during such month to (i) obtain check stock to be used to pay claims on behalf of SunStar, and (ii) create identification cards for SunStar Enrollees; and

     (c) an itemization of all other amounts owed by SunStar to HPS with respect to such month.

     B.   Payment.  SunStar shall pay HPS the amount that SunStar owes to HPS
          --------
for each month, as calculated in III(A) above, on or before the thirtieth (30th) calendar day following SunStar's initial receipt of an invoice with respect to such amount. In the event that SunStar does not remit payment to HPS when due, interest will be charged on the fees due HPS at the rate of One and One Half Percent (1 1/2%) per month, or the maximum rate allowed by law, whichever is less. SunStar acknowledges that if payments are not received by HPS within ten
(10) calendar days of the due date, HPS may cease providing services pursuant to this Agreement, and if/when said administrative services are reinstated SunStar shall pay HPS an additional fee of one month's administration fee for each month or portion thereof that administrative services were ceased. Each such additional monthly fee will be equal to the amount of the administration fee for the last full month for which SunStar paid HPS.

                                   EXHIBIT C
                                   ---------

                             PERFORMANCE STANDARDS
                             ---------------------

                                    PART A
                                    ------
                                     AUDIT
                                     -----


     For each quarter during the term of this Agreement, HPS shall audit claims submitted by Enrollees to determine the Turnaround Time (as defined below) for each such audited claim, as well as the Financial Accuracy Rate (as defined below) for such quarter. In conducting such audit, HPS shall use a random sample of SunStar Enrollee claims that have become Processed Claims during such quarter. For purposes of this Agreement, a claim shall be deemed to be a "Processed Claim" when an HPS employee has entered such claim for payment, prepared an explanation for denial of such claim, or pended such claim for further review. For purposes of calculating the Turnaround Time or the Financial Accuracy Rate for any period, "Audited Claims" shall mean the Enrollee claims audited by HPS to complete such calculation in accordance with this Exhibit C
---------


                                    PART B
                                    ------

                                TURNAROUND TIME
                                ---------------

     B.1  CALCULATION OF TURNAROUND TIME.  For purposes of this Agreement, the
          ------------------------------
"Turnaround Time" with respect to any claim shall be equal to the number of Business Days beginning on (i) the first Business Day after the date on which such claim is received by HPS, and ending on (ii) the date on which such claim becomes a Processed Claim.

     B.2  PENALTY.  If more than Five Percent (5%) of all Audited Claims for a
          -------
quarter have a Turnaround Time of greater than Ten (10) Business Days, then HPS shall pay SunStar a penalty equal to One Percent (1%) of all Service Fees retained by HPS during such quarter.


                                    PART C
                                    ------

                              FINANCIAL ACCURACY
                              ------------------

     C.1  FINANCIAL ACCURACY RATE CALCULATION.  For purposes of this Agreement,
          -----------------------------------
the "Financial Accuracy Rate" with respect to SunStar for any period means a percentage equal to 100%, minus a percentage calculated by dividing: (i) the Payment Error Amount with respect to Audited Claims for such period; by (ii) the total dollar amount of all such Audited Claims, based on the amount of such claims as originally submitted. For purposes of this Agreement, the "Payment Error Amount" for any period means the amount by which the aggregate amount that HPS paid on behalf of SunStar with respect to Audited Claims for such period exceeds the amount that HPS was required to pay with respect to such Audited Claims. For purposes of calculating the Payment Error Amount, the amount that HPS is required to pay with respect to any claim shall be deemed to be equal to the amount that HPS did pay with respect to such claim, unless a different amount is explicitly required by written instructions from SunStar or by this Agreement.

     C.2  BONUSES/PENALTIES.  In the event that the Financial Accuracy Rate with
          -----------------
respect to SunStar for any fiscal quarter is less than Ninety-Five Percent (95%), then HPS shall pay to SunStar a penalty equal to One Percent (1%) of the total Service Fees retained by HPS pursuant to Exhibit B hereto during such
                                               ---------
quarter.


                                    PART D
                                    ------

                                 SUNSTAR AUDIT
                                 -------------

     SunStar may, at its own expense, conduct up to two audits during any fiscal year of the Turnaround Time and the Financial Accuracy Rate with respect to Audited Claims. Any such audit (each an "Independent Audit") shall be conducted and the resulting report prepared in accordance with generally accepted auditing standards for electronic data processing audits. If the results of any Independent Audit are submitted to HPS no later than sixty (60) calendar days following the end of the period with respect to which the Independent Audit was conducted, SunStar may make recommendations to HPS based on the results of the Independent Audit, and the parties shall discuss any such recommendations in good faith to determine what modifications, if any, HPS should make to improve the Turnaround Time or the Financial Accuracy Rate for future periods.


                                    PART E
                                    ------

                          CALCULATION OF PERCENTAGES
                          --------------------------

     For purposes of calculating the Turnaround Time percentage and Financial Accuracy Rate pursuant to this Exhibit C, each percentage shall be calculated in
                               ---------
accordance with HPS auditing procedures.


                                    PART F
                                    ------

                                 GRACE PERIOD
                                 ------------

     Notwithstanding any other provision of this Agreement, HPS shall not pay any penalty with respect to any quarter until the second quarter after HPS has begun processing Enrollee claims.